SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 31, 1998
(Date of earliest event reported)


                         Morgan Stanley Capital I, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                      333-45467                     13-3291626
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 (State or Other                 (Commission                 (I.R.S. Employer
 Jurisdiction of                 File Number                 Identification No.)
 Incorporation



                  1585 Broadway, 37th Floor, New York, NY 10036
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 761-4000



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Item 5.  Other Events.

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Collateral Term Sheets") furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1998-CF1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-45467) (the
"Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

         The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

         Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1      Collateral Term Sheets.



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         Pursuant  to the  requirements  of the  Securities  Act  of  1934,  the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            MORGAN STANLEY CAPITAL I, INC.


                                            By:  /s/ Russ Rohbany
                                               ---------------------------
                                            Name:    Russ Rohbany
                                            Title:   Vice President


Date: July 31, 1998